EXHIBIT 10.21

                                 FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

July 28, 2008

                                  MICHAEL NING
                                  ------------

       Warrant for the Purchase of Common Stock (Void after July 27, 2013)
       ----------------------------------------

No. W-5

         FOR VALUE RECEIVED, this Warrant is hereby issued by IA GLOBAL, INC., a Delaware corporation (the "Company"), to MICHAEL NING, an American citizen (the "Holder"). Subject to the provisions of this Warrant, the Company hereby grants to Holder the right to purchase 1,900,000 shares of the Company's common stock, par value $.01 per share ("Common Stock"), at US$0.17 per share ("Exercise Price") during the period from July 28, 2008 to sixty months (60) months following the Closing (as defined in the Subscription Agreement (the "Purchase Agreement")).

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

         1. EXERCISE OF WARRANT. Subject to the terms and conditions set forth herein, the Holder may exercise this Warrant on or after July 28, 2008 and no later than July 27, 2013. To exercise this Warrant the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form, attached hereto as Appendix A, duly executed by the Holder and accompanied by payment in cash or by check, payable to the order of the Company, of the aggregate Exercise Price for the total aggregate number of securities for which this Warrant is exercised or a cashless exercise at the sole decision of the Holder. The Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock."

         Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price, if any, for the securities to be acquired, in proper form for exercise, and subject to the Holder's compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the Warrant Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to the Holder; provided, however, that no exercise of this Warrant shall be effective, and the Company

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shall have no obligation to issue any Warrant Stock to the Holder upon any attempted exercise of this Warrant, unless the Holder shall have first delivered to the Company, in form and substance reasonably satisfactory to the Company, appropriate representations so as to provide the Company reasonable assurances that the securities issuable upon exercise may be issued without violation of the registration requirements of the Securities Act and applicable state securities laws, including without limitation representations that the exercising Holder is an "accredited investor" as defined in Regulation D under the Securities Act and that the Holder is familiar with the Company and its business and financial condition and has had an opportunity to ask questions and receive documents relating thereto to his reasonable satisfaction.

         2. RESERVATION OF SHARES. The Company will reserve for issuance and delivery upon exercise of this Warrant all shares of Warrant Stock. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

         3. ASSIGNMENT OR LOSS OF WARRANT. Subject to the transfer restrictions herein (including Section 6), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form, attached hereto as Appendix B, duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date.

         4. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         5. ADJUSTMENTS.

                  (a) ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time after the date hereof subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time after the date hereof combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased.

                  (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. If at any time after the date hereof the Company has a Change in Control, the Holder agrees that, either (a) Holder shall exercise its purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (b) if the Holder elects not to

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exercise the Warrant, this Warrant will expire upon the consummation of the
Change of Control. For purposes of this Warrant, a "Change in Control" shall be deemed to occur in the event of a change in ownership or control of the Company effected through any of the following transactions: (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that immediately before the Change of Control directly or indirectly controls, or is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of outstanding securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets; or (iii) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization.

                  (c) CERTIFICATE AS TO ADJUSTMENTS. The adjustments provided in this Section 5 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder). In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will mail a copy of each such certificate to each Holder.

                  (d) NOTICES OF RECORD DATE, ETC. In the event that:

                           (i) the Company shall declare any dividend or other
distribution to the holders of Common Stock, or authorizes the granting to Common Stock holders of any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

                           (ii) the Company has a Change in Control; or

                           (iii) the Company authorizes any voluntary or
involuntary dissolution, liquidation or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such

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reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified.

                  (e) NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

         6. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant and any Warrant Stock may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this
Section 6 with respect to any resale or other disposition of such securities; or
(b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

         7. LEGEND. Unless the shares of Warrant Stock have been registered under the Securities Act, upon exercise of this Warrant and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, (II) IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (III) UPON THE DELIVERY TO IA GLOBAL, INC. (THE "COMPANY") OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/ OR COMPLIANCE IS NOT REQUIRED.

         8. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the address of such party as set forth in the Purchase Agreement, or if to the Company, IA Global, Inc. at 101 California Street, Suite 2450, San Francisco, CA 94111 or at such other address of which the Company or the Holder has been advised by notice hereunder.

         9. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws provisions of such State.

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         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                        IA GLOBAL, INC.


                                        By: _______________
                                            Derek Schneideman
                                            Chief Executive Officer

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                                   APPENDIX A

                              WARRANT EXERCISE FORM

         The undersigned hereby irrevocably elects to (i) exercise the within Warrant to purchase __________ shares of the Common Stock of IA GLOBAL, INC., a Delaware corporation, pursuant to the provisions of Section 1 of the attached Warrant, and hereby makes payment of $__________ in payment therefore or a cashless exercise at the sole decision of the Holder, or (ii) exercise this Warrant for the purchase of __________ shares of Common Stock, pursuant to the provisions of Section 2 of the attached Warrant. The undersigned's execution of this form constitutes the undersigned's agreement to all the terms of the Warrant and to comply therewith.


                                        ________________________________________
                                        Signature

                                        Print Name:_____________________________


                                        ________________________________________
                                        Signature, if jointly held

                                        Print Name:_____________________________

                                        Date:___________________________________

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                                   APPENDIX B

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED_____________________________ ("Assignor") hereby sells, assigns and transfers unto _______________________________ ("Assignee") all of Assignor's right, title and interest in, to and under Warrant No. W-4 issued by IA Global, Inc., dated ______________.

DATED: _________________

                                        ASSIGNOR:

                                        ________________________________________
                                        Signature

                                        Print Name:_____________________________


                                        ________________________________________
                                        Signature, if jointly held

                                        Print Name:_____________________________


                                        ASSIGNEE:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

                                        ________________________________________
                                        Signature

                                        Print Name:_____________________________


                                        ________________________________________
                                        Signature, if jointly held

                                        Print Name:_____________________________

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